EXHIBIT 10.3

AGREEMENT AND ELEVENTH AMENDMENT, dated as of January 27, 2004 (this “Eleventh Amendment”), among FIBERNET OPERATIONS, INC., a Delaware corporation (“FiberNet”), DEVNET L.L.C., a Delaware limited liability company (“Devnet” and, together with FiberNet, the “Borrowers”), and the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 9, 2001 (the “CreditAgreement”), among the Borrowers, the Lenders, DEUTSCHE BANK AG NEW YORK BRANCH (“DBAG”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), TD SECURITIES (USA) INC. (“TD”), as syndication agent for the Lenders (in such capacity, the “Syndication Agent”), and WACHOVIA INVESTORS, INC., as documentation agent for the Lenders (in such capacity, the “Documentation Agent”).

RECITALS

WHEREAS, the Borrowers wish to make certain amendments to the Credit Agreement which are more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

DEFINITIONS

Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

ARTICLE II.

AMENDMENTS

Section 2.01 Definitions.

(a) The following defined terms are added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

“Gateway Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of December 31, 2003 among gateway.realty.newjersey.llc, FiberNet Telecom Group, Inc. and Local Fiber, LLC.

“Gateway Transaction Equity” means the issuance on or after January 27, 2004 but on or prior to March 26, 2004 of common stock by the Parent, which common stock shall be valued at not less than $8,000,000.00 and which shall result in Net Proceeds of not less than $7,360,000.00.

(b) the definition of “Equity Financing Fee” is deleted in its entirety.

Section 2.02 Prepayments Due to Issuance of Debt or Equity.

(a) Section 2.5.B.(iii)(a) of the Credit Agreement is amended by (i) replacing the words “Seventh Amendment” in the fifth line thereof with the words “Eleventh Amendment” and (ii) deleting the table therein in its entirety and replacing it with the following table:

Date of Reduction	Aggregate Reduction (Expressed as a Percentage)
03/31/2004	2.00%
06/30/2004	2.00%
9/30/2004	2.00%
12/31/2004	2.00%
03/31/2005	10.00%
06/30/2005	10.00%
9/30/2005	10.00%
12/31/2005	10.00%
03/31/2006	12.00%
06/30/2006	12.00%
9/30/2006	12.00%
12/31/2006	12.00%
Maturity Date	4.00% or any greater amount remaining

(b) Section 2.5.B.(iii)(d) of the Credit Agreement is amended by (i) deleting the word “and” which appears immediately before clause (xi), (ii) adding a comma (“,”) immediately before clause (xi) and (iii) adding the following clauses (xii) and (xiii) immediately prior to the words “in each case to prepay the Loans or permanently reduce the Commitments hereunder”:

“, (xii) up to $4,142,541.34 of the aggregate amount of such Net Proceeds received in respect of the Gateway Transaction Equity and (xiii) fifty percent (50%) of the Net Proceeds in respect of any Gateway Transaction Equity in excess of $5,520,000.00”

Section 2.5D(iii) of the Credit Agreement shall be amended by adding to the last sentence thereof a proviso (to appear immediately after the words “each such type of Loan”) as follows:

“, provided that mandatory prepayments of Loans made with the Net Proceeds of the Gateway Transaction Equity in an amount up to $1,377,458.66 shall be made in direct order of maturity (assuming for such purpose that such Loans mature in the order in which the commitments in respect thereof are required to be reduced pursuant to Section 2.5.B.(iii)(a)”

Section	2.03 Use of Proceeds.

Section 5.12 of the Credit Agreement is amended by adding “City, New Jersey” immediately following the word “New York” and prior to the word “Chicago” (i) in the eighth line thereof and (ii) in the fifteenth line thereof.

Section 2.04 Adjustments to Financial Covenants.

(a) Section 6.6.A. of the Credit Agreement is amended by deleting the table at the end thereof in its entirety and replacing it with the following table:

Date	Minimum Consolidated Revenue (in Dollars)
September 30, 2002	27,095,700
December 31, 2002	24,818,600
March 31, 2003	23,211,600
June 30, 2003	22,695,200
September 30, 2003	24,538,700
December 31, 2003	26,103,900
March 31, 2004	26,798,800
June 30, 2004	27,457,600
September 30, 2004	27,855,600
December 31, 2004	28,799,500
March 31, 2005	30,246,100
June 30, 2005	31,922,000

September 30, 2005	33,830,100
December 31, 2005	35,960,400
March 31, 2006	38,415,100
June 30, 2006	41,250,600
September 30, 2006	44,467,100
December 31, 2006	48,064,500

(b) Section 6.6.B. of the Credit Agreement is amended by deleting the table at the end thereof in its entirety and replacing it with the following table:

Date	Minimum Consolidated EBITDA (in Dollars)
September 30, 2002	1,359,100
December 31, 2002	1,805,000
March 31, 2003	1,174,800
June 30, 2003	31,600
September 30, 2003	1,474,500
December 31, 2003	1,769,500
March 31, 2004	1,944,300
June 30, 2004	1,900,200
September 30, 2004	1,776,800
December 31, 2004	2,945,300
March 31, 2005	3,713,100
June 30, 2005	4,652,400
September 30, 2005	5,767,100

December 31, 2005	7,047,600
March 31, 2006	8,528,100
June 30, 2006	10,243,800
September 30, 2006	12,194,400
December 31, 2006	14,379,400

(c) Section 6.6.C. of the Credit Agreement is amended by deleting the table at the end thereof in its entirety and replacing it with the following table:

Date	Maximum Cumulative Consolidated Capital Expenditures From September 30, 2002 (In Dollars)
September 30, 2002	550,000
December 31, 2002	1,650,000
March 31, 2003	3,186,700
June 30, 2003	4,262,500
September 30, 2003	5,404,300
December 31, 2003	3,329,200
March 31, 2004	4,390,300
June 30, 2004	5,368,400
September 30, 2004	6,213,500
December 31, 2004	7,060,200
March 31, 2005	8,036,600
June 30, 2005	9,013,000
September 30, 2005	9,989,300

December 31, 2005	10,965,700
March 31, 2006	12,283,200
June 30, 2006	13,600,600
September 30, 2006	14,918,100
December 31, 2006	16,235,600

(d) Section 6.6.D. of the Credit Agreement is amended by deleting the table at the end thereof in its entirety and replacing it with the following table:

Date	Consolidated Leverage Ratio
December 31, 2003	12.00 to 1.00
March 31, 2004	11.50 to 1.00
June 30, 2004	11.50 to 1.00
September 30, 2004	11.30 to 1.00
December 31, 2004	7.10 to 1.00
March 31, 2005	5.20 to 1.00
June 30, 2005	3.75 to 1.00
September 30, 2005	2.75 to 1.00
December 31, 2005	2.00 to 1.00
March 31, 2006	2.00 to 1.00
June 30, 2006	2.00 to 1.00
September 30, 2006	2.00 to 1.00
December 31, 2006	2.00 to 1.00

(e) Section 6.6.E. of the Credit Agreement is amended by deleting the table at the end thereof in its entirety and replacing it with the following table:

Date	Consolidated Interest Coverage Ratio
December 31, 2003	1.50 to 1.00
March 31, 2004	1.50 to 1.00
June 30, 2004	1.50 to 1.00
September 30, 2004	1.50 to 1.00
December 31, 2004	2.30 to 1.00
March 31, 2005	2.95 to 1.00
June 30, 2005	3.85 to 1.00
September 30, 2005	5.10 to 1.00
December 31, 2005	6.90 to 1.00
March 31, 2006	8.00 to 1.00
June 30, 2006	8.00 to 1.00
September 30, 2006	8.00 to 1.00
December 31, 2006	8.00 to 1.00

(f) Section 6.6.F. of the Credit Agreement is amended by deleting the table at the end thereof in its entirety and replacing it with the following table:

Date	Consolidated Fixed Charge Coverage Ratio
December 31, 2003	0.90 to 1.00
March 31, 2004	0.40 to 1.00

June 30, 2004	0.40 to 1.00
September 30, 2004	0.40 to 1.00
December 31, 2004	0.71 to 1.00
March 31, 2005	0.58 to 1.00
June 30, 2005	0.57 to 1.00
September 30, 2005	0.59 to 1.00
December 31, 2005	0.62 to 1.00
March 31, 2006	0.71 to 1.00
June 30, 2006	0.85 to 1.00
September 30, 2006	1.01 to 1.00
December 31, 2006	1.18 to 1.00

Section 2.05 Gateway Acquisition.

Section 6.7 of the Credit Agreement is amended by (a) deleting the word “or” that appears at the end of clause (ii) thereof, (b) deleting the period (“.”) at the end of clause (iii) thereof and replacing such period (“.”) with “; or” and (c) inserting a new clause (iv) immediately thereafter which shall read as follows:

“(iv) Parent and Local Fiber may enter into and consummate the acquisition contemplated by the Gateway Asset Purchase Agreement.”

Section 2.06 Nature of Business.

Section 6.15 of the Credit Agreement is amended by adding “, New Jersey” immediately following the words “New York City” and prior to the word “Chicago” in the fifth line thereof.

ARTICLE III.

MISCELLANEOUS

Section 3.01 Execution of this Eleventh Amendment; Effectiveness.

This Eleventh Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Eleventh Amendment forms a part thereof. This Eleventh Amendment shall be effective only upon (i) the execution of the

Gateway Asset Purchase Agreement and the delivery of such fully executed document to the Administrative Agent and (ii) the repricing of the warrants referred to in Section 3.08 hereof, provided that, notwithstanding such effectiveness, in the event that (x) the transactions contemplated by the Gateway Asset Purchase Agreement to occur at Closing (as defined therein) have not been consummated by March 26, 2004 and (y) the Parent shall not have issued the Gateway Transaction Equity by March 26, 2004, then this Eleventh Amendment shall be void and all of the amendments set forth above shall have no further effect.

Section 3.02 Representations and Warranties.

The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) all consents, approvals and authorizations necessary for the Borrowers’ execution, delivery and performance of this Eleventh Amendment have been obtained or made and (b) this Eleventh Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms.

Section 3.03 Waiver.

This Eleventh Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this Eleventh Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Eleventh Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

Section 3.04 Counterparts; Integration; Effectiveness.

This Eleventh Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Eleventh Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In addition to the requirements set forth above in Section 3.01, this Eleventh Amendment shall become effective when it shall have been executed by each of the Borrowers and each of the Lenders, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 9.16 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Eleventh Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Eleventh Amendment.

Section 3.05 Severability.

Any provision of this Eleventh Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 3.06 Governing Law.

This Eleventh Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Section 3.07 Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Eleventh Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Eleventh Amendment.

Section 3.08 Eleventh Amendment Fee.

The Borrower agrees to reprice a total of 379,230 shares of the warrants dated October 30, 2002 and November 11, 2002 and held by the Lenders to $0.001 upon execution of this Eleventh Amendment in connection with the transactions contemplated herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FIBERNET OPERATIONS, INC.

By:

Name: Title:

DEVNET L.L.C.

By:

Name: Title:

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:

Name: Title:

By:

Name: Title:

WACHOVIA INVESTORS, INC., as a Lender

By:

Name: Title:

IBM CREDIT LLC, as a Lender

By:

Name: Title: